UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                              Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

DEPOMED, INC.

(Name of Registrant as Specified in Its Charter)

HORIZON PHARMA PUBLIC LIMITED COMPANY

HORIZON PHARMA, INC.

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Filed pursuant to Rule 14a-6

of the Securities Exchange Act of 1934, as amended

Filing by: Horizon Pharma Public Limited Company

Subject Company: Depomed, Inc.

SEC File No. of Depomed, Inc.: 001-13111

Horizon Pharma plc (“Horizon Pharma”) has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and accompanying WHITE and BLUE proxy cards to be used to solicit requests that Depomed, Inc. (“Depomed”) call two related special meetings of shareholders.

On November 6, 2015, Horizon Pharma held a conference call to review its third quarter 2015 financial and operating results. During the call, Bob Carey, Executive Vice President and Chief Business Officer of Horizon Pharma, provided the following information in response to a question regarding the status of Horizon Pharma’s solicitation of proxies related to its proposal to call two special meetings of shareholders of Depomed:

“There was a record date on the 29th, we continue to collect proxies from that record date. There is a second record date on the 13th. Our plan is in the back half of November is to submit those proxies and set a meeting date for the special meeting, which will occur most likely in the back half of January.

And so, we are on track for doing that. The process will play out in the December-January timeframe. So a lot will happen between now and then. And we will be monitoring closely moves in the marketplace and the price of our security as well as Depomed and we’ll make the right decision at that point in time to pursue the transaction or not depending on what happens. So, we are committed to it at this point and we believe we can be successful.”

Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, statements related to the timing of Horizon Pharma’s solicitation of proxies related to its proposal to call two special meetings of Depomed, and other statements that are not historical facts. These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that the conditions to the exchange offer will not be satisfied, Horizon Pharma will ultimately not pursue a transaction with Depomed or Depomed will reject engaging in any transaction with Horizon Pharma; if the conditions of the exchange offer are satisfied and/or a transaction is negotiated between Horizon Pharma and Depomed, risks related to Horizon Pharma’s ability to complete the acquisition on the proposed terms; the possibility that competing offers will be made; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed acquisition; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Horizon Pharma’s shares could decline, as well as other risks related to the Horizon Pharma and Depomed businesses, including the ability to grow sales and revenues from existing products; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma’s and Depomed’s respective filings and reports with the SEC. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this communication as a result of new information, except as required by applicable law or regulation.

Additional Information

This communication does not constitute an offer to buy or solicitation of any offer to sell or vote securities and is for informational purposes only. This communication relates to a solicitation by Horizon Pharma of Depomed’s shareholders to (i) call two special shareholder meetings (the “Special Meetings”) to consider the principal proposals described in the Special Meetings Solicitation Statement (as defined below) and (ii) vote in favor of the principal proposals described in the Special Meetings Proxy Statements (as defined below) if the two special shareholder meetings are called and held. This communication also relates to a solicitation by Horizon Pharma of its shareholders to vote in favor of the principal proposals described in the Extraordinary General Meeting Proxy Statement (as defined below). On September 8, 2015, Horizon Pharma filed a definitive solicitation statement and accompanying WHITE and BLUE proxy cards with the SEC with respect to the solicitation of proxies to call two related special meetings of shareholders (including any amendments and supplements, the “Special Meetings Solicitation Statement”). On October 13, 2015, Horizon Pharma also filed two preliminary proxy statements and accompanying WHITE and BLUE proxy cards for the two related special meetings of shareholders with the SEC with respect to the solicitation of proxies to vote in favor of the proposals described in the Special Meetings Solicitation Statement (including any amendments and supplements, the “Special Meetings Proxy Statements”). On October 15, 2015, Horizon Pharma filed a definitive proxy statement and accompanying proxy card for the extraordinary general meeting of Horizon Pharma shareholders (the “Extraordinary General Meeting”) with the SEC with respect to the solicitation of proxies to vote in favor of the proposals described therein (including any amendments and supplements, the “Extraordinary General Meeting Proxy Statement”). Subject to further developments, Horizon Pharma may file one or more further supplements to the Special Meetings Solicitation Statement, one or more amendments and supplements to the Special Meetings Proxy Statements, one or more amendments and supplements to the Extraordinary General Meeting Proxy Statement and additional solicitation statements and/or proxy statements or other documents with the SEC in connection with the Special Meetings and/or the Extraordinary General Meeting, and Horizon Pharma (and, if a negotiated transaction is agreed upon, Depomed) may file one or more registration statements, prospectuses, proxy statements or other documents with the SEC in connection with the offer or any other proposed transaction involving Horizon Pharma and Depomed. This communication is not a substitute for any solicitation statement, proxy statement or other document filed with the SEC in connection with the Special Meetings, the Extraordinary General Meeting or any registration statement, prospectus, proxy statement or other documents Horizon Pharma and/or Depomed may file with the SEC in connection with the offer or any other proposed transaction involving Horizon Pharma and Depomed.

If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Only your broker or other nominee, as the holder of record of your shares, may submit a WHITE proxy card and/or a BLUE proxy card to join us in calling the Special Meetings, a WHITE proxy card and/or a BLUE proxy card to vote in favor of the proposals described in the Special Meetings Proxy Statements or a proxy card to vote in favor of the proposals described in the Extraordinary General Meeting Proxy Statement, as applicable, and your bank, broker or other nominee may do so only with your specific instructions to do so. YOUR BANK, BROKER OR OTHER NOMINEE HAS PROVIDED YOU WITH A SINGLE VOTING INSTRUCTION FORM FOR PURPOSES OF VOTING ON THE MATTERS SET FORTH IN (I) BOTH THE WHITE PROXY CARD AND THE BLUE PROXY CARD ACCOMPANYING THE SPECIAL MEETINGS SOLICITATION STATEMENT OR (II) PROXY CARD ACCOMPANYING THE EXTRAORDINARY GENERAL MEETING PROXY STATEMENT, AS APPLICABLE. PLEASE READ AND FOLLOW SUCH SINGLE VOTING INSTRUCTION FORM CAREFULLY IF YOU WISH TO JOIN US IN CALLING ONE OR BOTH OF THE SPECIAL MEETINGS OR VOTE IN FAVOR OF THE PROPOSALS DESCRIBED IN THE EXTRAORDINARY GENERAL MEETING PROXY STATEMENT, AS APPLICABLE. PLEASE NOTE THAT THE SINGLE VOTING INSTRUCTION FORM PERMITS BENEFICIAL OWNERS TO “ABSTAIN” FROM VOTING ON THE MATTERS SET FORTH ON THE WHITE AND BLUE PROXY CARDS ACCOMPANYING THE SPECIAL MEETINGS SOLICITATION STATEMENT AND THE PROXY CARD ACCOMPANYING THE EXTRAORDINARY GENERAL MEETING PROXY STATEMENT, AS APPLICABLE; IF YOU, AS A BENEFICIAL OWNER SO ABSTAIN ON EITHER OR BOTH PROXY CARDS ACCOMPANYING THE SPECIAL MEETINGS SOLICITATION STATEMENT OR THE PROXY CARD ACCOMPANYING THE EXTRAORDINARY GENERAL MEETING PROXY STATEMENT, AS APPLICABLE, YOUR ABSTENTION WILL RESULT IN YOUR SHARES NOT BEING COUNTED TOWARDS OUR OBTAINING THE SPECIAL MEETING PERCENTAGE FOR CALLING THE APPLICABLE SPECIAL MEETING OR THE PROPOSALS DESCRIBED IN THE EXTRAORDINARY GENERAL MEETING PROXY STATEMENT, AS APPLICABLE.

INVESTORS AND SECURITY HOLDERS OF HORIZON PHARMA AND DEPOMED ARE URGED TO READ CAREFULLY THE SPECIAL MEETINGS SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE WHITE AND BLUE PROXY CARDS ACCOMPANYING THE SPECIAL MEETINGS SOLICITATION STATEMENT, THE SPECIAL MEETINGS PROXY STATEMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE WHITE AND BLUE PROXY CARDS ACCOMPANYING THE SPECIAL MEETINGS PROXY STATEMENTS, THE EXTRAORDINARY GENERAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE PROXY CARD ACCOMPANYING THE EXTRAORDINARY GENERAL MEETING PROXY STATEMENT AND OTHER SOLICITATION STATEMENTS, PROXY STATEMENTS AND DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE SPECIAL MEETINGS AND THE EXTRAORDINARY GENERAL MEETING AND ANY REGISTRATION STATEMENTS, PROSPECTUSES, PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE OFFER OR ANY OTHER PROPOSED TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON PHARMA, DEPOMED, THE SPECIAL MEETINGS, THE OFFER OR ANY OTHER PROPOSED TRANSACTION INVOLVING HORIZON PHARMA AND DEPOMED, AS APPLICABLE.

Investors and security holders may obtain free copies of the Special Meetings Solicitation Statement, the Special Meetings Proxy Statements, the Extraordinary General Meeting Proxy Statement and any other related documents (when they are available) filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3400 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Special Note Regarding Litigation

As described in the Special Meetings Solicitation Statement, the Special Meetings Proxy Statements and the Extraordinary General Meeting Proxy Statement, Horizon Pharma is

currently challenging Depomed’s bylaw-mandated process for calling a special meeting of shareholders as contrary to California law in a judicial proceeding seeking to protect Depomed shareholders’ franchise rights. With that judicial challenge pending, the Special Meetings Solicitation Statement and accompanying WHITE and BLUE proxy cards that have been distributed to Depomed shareholders and the Special Meetings Proxy Statements and accompanying WHITE and BLUE proxy cards that will be distributed to Depomed shareholders reflect Horizon Pharma’s good faith effort to nevertheless comply with what we believe is an onerous process for calling a special meeting of shareholders imposed by the Depomed board of directors. The Superior Court of the State of California, County of Santa Clara, where our judicial challenge is pending, calendared for November 5, 2015 a hearing on a preliminary injunction motion by a subsidiary of Horizon Pharma to enjoin, among other things, the enforcement of Depomed’s bylaws that mandate what we believe to be the onerous process for calling a special meeting of shareholders. The Court subsequently continued the hearing from November 5, 2015 to November 19, 2015. On that same date, the Court is also scheduled to hold a hearing on a preliminary injunction motion by Depomed for its claims against Horizon Pharma and its subsidiary.

Certain Information Regarding Participants

Horizon Pharma and/or Depomed and their respective directors, executive officers and certain other employees and the Horizon Pharma nominees may be deemed participants in the solicitations of proxies in connection with the requests to call the Special Meetings, to vote in favor of the principal proposals described in the Special Meetings Proxy Statements if the Special Meetings are called and held and to vote in favor of the principal proposals described in the Extraordinary General Meeting Proxy Statement. You can find information about Horizon Pharma’s directors, executive officers and such certain other employees and any individuals Horizon Pharma is seeking to nominate for election to the Depomed board of directors, as described in the Special Meetings Solicitation Statement and the Special Meetings Proxy Statements, in Horizon Pharma’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, Horizon Pharma’s definitive proxy statement filed with the SEC on May 6, 2015, Horizon Pharma’s Current Report on Form 8-K/A filed with the SEC on July 27, 2015, the Special Meetings Solicitation Statement, the Special Meetings Proxy Statements and the Extraordinary General Meeting Proxy Statement and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the Special Meetings. You can find information about Depomed’s directors, executive officers and its employees who are participants in such solicitation in Depomed’s definitive proxy statement filed with the SEC on April 16, 2015, Depomed’s definitive revocation statement filed with the SEC on September 30, 2015 and as may be supplemented from time to time, the Special Meetings Solicitation Statement, the Special Meetings Proxy Statements and in such other solicitation statements, proxy statements or other documents that would be filed with the SEC in connection with the Special Meetings. These documents are available free of charge at the SEC’s web site at www.sec.gov and, with respect to Horizon Pharma, from Investor Relations at Horizon Pharma as described above. Additional information regarding the interests of such potential participants is included in the Special Meetings Solicitation Statement, the Special Meetings Proxy Statements and the Extraordinary General Meeting Proxy Statement and will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available.